Exhibit 10d


         NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         THIS DEBENTURE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CONVERSION SET FORTH IN A CONVERTIBLE DEBENTURE PURCHASE AGREEMENT, DATED AS OF JULY 17, 1997, AS AMENDED FROM TIME TO TIME, EXECUTED BY THE ORIGINAL HOLDER HEREOF. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF PLC SYSTEMS INC.

No. [   ]                                                           U.S. $[    ]


                                PLC SYSTEMS INC.
                     5% CONVERTIBLE DEBENTURE DUE [  ], 2002

         THIS DEBENTURE is one of a duly authorized issue of debentures of PLC Systems Inc. a corporation organized and existing under the laws of British Columbia, Canada, having a principal place of business at 10 Forge Park, Franklin, MA 02038 (the Company ), designated as its 5% Convertible Debentures, due [ ], 2002, in an aggregate principal amount of up to $20,150,000 (the "Debentures").

         FOR VALUE RECEIVED, the Company promises to pay to [ ], or registered assigns (the Holder ), the principal sum of [ ] dollars ($[ ]), on or prior to [ ], 2002 or such earlier date as the Debentures are required to be repaid as provided hereunder (the Maturity Date ) and to pay interest to the Holder on the principal sum at the rate of 5% per annum, payable upon conversion as provided hereunder, or on the Maturity Date if not earlier converted. Interest shall accrue daily commencing on the Original Issue Date (as defined in Section 6) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall be calculated on the basis of a 360-day year and for the actual number of days elapsed. Interest hereunder will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the Debenture Register ) on the Conversion Date (as defined below) or the Maturity Date, as the case may be; provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement, dated as of July 17, 1997, as amended from time to time (the "Purchase Agreement"), executed by the original Holder. All overdue, accrued and unpaid interest and other amounts due hereunder shall bear interest at the rate of 15% per annum from the day of conversion hereunder or the Maturity Date or earlier date on which this Debenture is accelerated through and including the date of payment. The principal of, and interest on, and other amounts owing in respect of this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder last appearing on the Debenture Register, except that principal paid on [ ], 2002 and interest due hereunder may, at the Company's option, be paid in shares of the Common Stock (as defined in Section 6) calculated based upon the average Per Share Market Value for the five (5) Trading Days immediately preceding the Conversion Date, Maturity Date or the date upon which interest shall cease to accrue, as provided below, as the case may be. All amounts due hereunder shall be paid in cash or in Common Stock as provided herein. Notwithstanding anything to the contrary contained herein, the Company may not issue shares of the Common Stock in payment of interest on the principal amount if: (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay interest hereunder in shares of Common Stock; (ii) such shares are not registered for resale pursuant to an effective registration statement that names the recipient of such interest shares as a selling stockholder thereunder and may not be sold without volume restrictions pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Holder, in form and substance acceptable to the Holder; (iii) such shares are not listed on the American Stock Exchange (or the Nasdaq National Market, Nasdaq National Market or The New York Stock Exchange) and any other exchange on which the Common Stock is then listed for trading; or
(iv) the issuance of such shares would result in the recipient thereof beneficially owning more than 4.999% of the issued and outstanding shares of Common Stock as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Payment of interest on the Debentures in shares of Common Stock is also subject to the provisions of Section 4(a)(ii). A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein. Notwithstanding anything to the contrary contained herein, interest hereunder will cease to accrue if the average Per Share Market Value for any consecutive 30 Trading Day period commencing after the Original Issue Date exceeds the Per Share Market Value on the Original Issue Date by more than 50%. In such event, interest accrued through such date shall be due and payable.

         This Debenture is subject to the following additional provisions:

                  Section 1. The Debentures are issuable in denominations of Two Hundred Fifty Thousand Dollars ($250,000) and integral multiples of Fifty Thousand Dollars ($50,000) in excess thereof. The Debentures are exchangeable for an equal aggregate amount of preferred shares of the Company which shall have identical terms to the terms of this


                                       2






Debenture, at any time prior to Maturity at the option of the Company upon 30 Trading Days notice to the Holders, provided, that no such Notice may be given by the Company at any time after notice of a default which if not timely cured hereunder would constitute an Event of Default hereunder. No service charge will be made for such registration of transfer or exchange.

                  Section 2. This Debenture has been issued subject to certain investment representations of the original Holders set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

                  Section 3.   Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any Federal, state, local or foreign administrative or governmental body):

                  (a) any default in the payment of the principal of, interest on or liquidated damages in respect of, this Debenture, free of any claim of subordination, as and when the same shall become due and payable on the Conversion Date or the Maturity Date or by acceleration or otherwise;

                  (b) the Company shall fail to observe or perform any warranty contained in, or any representation of the Company shall prove to have been incorrect when given under, or the Company shall fail to observe or perform in any material respect any covenant or agreement under, or otherwise commit any breach of, this Debenture, the Purchase Agreement, any Warrant (as defined in the Purchase Agreement) or the Registration Rights Agreement (as defined in Section 6), and such failure or breach shall not have been remedied within 10 days after the date on which notice of such failure or breach shall have been given;

                  (c) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is


                                        3






         adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

                  (d) the Company shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement or other instrument under which there is indebtedness of the Company exceeding one hundred thousand dollars ($100,000) secured by assets of the Company (or any Subsidiary thereon), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                  (e) the Common Stock shall be delisted from the American Stock Exchange or any other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon without being relisted or having such suspension lifted, as the case may be, within three Trading Days; or

                  (f) the Company shall be a party to any merger or consolidation pursuant to which the Company shall not be the surviving entity or shall dispose of all or substantially all of its assets in one or more transactions, or shall redeem more than a de minimis number of shares of Common Stock (other than an aggregate of $1,000,000 of shares of Common Stock which may be repurchased from employees upon their termination of employment with the Company, calculated by reference to the market price of the Common Stock at such time, and other than redemptions of Underlying Shares (as defined in Section 6)).

If during the time that any portion of this Debenture remains outstanding, any Event of Default occurs and is continuing, and in every such case, then the Holders may, by notice to the Company, declare the full principal amount of this Debenture, together with all accrued but unpaid interest and other amounts owing hereunder, to the date of acceleration, to be, plus the "Adjustment Amount" (as defined in Section 6) whereupon the same shall become, immediately due and payable in cash (notwithstanding anything herein contained to the contrary) without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything herein contained to the contrary, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.


                                       4






Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

                  Section 4.   Conversion.

                  (a) (i) This Debenture shall be convertible into shares of the Common Stock (subject to reduction pursuant to Section 4(a)(ii) below and Section 3.7 of the Purchase Agreement, at the option of the Holder in whole or in part at any time and from time to time after the Original Issue Date and prior to the close of business on the Maturity Date. The Holder shall effect conversions by surrendering the Debentures (or such portions thereof) to be converted, together with the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice") to the Company. Each Conversion Notice shall specify the principal amount of Debentures to be converted (which may not be less than $100,000 or such less principal amount of Debentures than held by such Holder) and the date on which such conversion is to be effected, which date may not be prior to the date such Conversion Notice is deemed to have been delivered pursuant to Section 4(h) (the "Conversion Date"). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that the Conversion Notice is deemed delivered pursuant to Section 4(h). Subject to Sections 4(a)(ii) and 4(b) hereof and Section 3.7 of the Purchase Agreement, each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debenture(s) tendered by the Holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 5(b)) a new Debenture for such principal amount as has not been converted.

                      (ii) Certain Regulatory Approval. If on the Conversion Date applicable to any conversion, (A) the Common Stock is then listed for trading on the American Stock Exchange or Nasdaq National Market or if the rules of the Nasdaq Stock Market are hereafter amended to extend Rule 4460(i) promulgated thereby (or any successor or replacement provision thereof) to the Nasdaq SmallCap Market and the Common Stock is then listed for trading on such market or exchange, (B) the Conversion Price then in effect is such that the aggregate number of shares of the Common Stock that would then be issuable upon conversion of the entire outstanding principal amount of Debentures, together with any shares of the Common Stock previously issued upon conversion of Debentures and in respect of payment of interest hereunder would equal or exceed 20% of the number of shares of the Common Stock outstanding on the Original Issue Date (the "Issuable Maximum"), and (C) the Company has not previously obtained the Stockholder Approval (as defined below), then the Company shall issue to the Holder requesting such conversion the Issuable Maximum and, with respect to any shares of the Common Stock that otherwise would have been issuable to such holder in respect of the Conversion Notice at issue or in respect of payment of interest hereunder in excess of the Issuable Maximum, the Holder shall have the option to require the Company to either (1) as promptly as possible, but in no event later than 90 days after such Conversion Date, convene a meeting of the holders of the Common Stock and use its


                                       5







reasonable efforts to obtain the Stockholder Approval or (2) prepay, from funds legally available therefor at the time of such prepayment, the balance of the principal amount of the Debentures subject to such Conversion Notice and the remaining aggregate principal amount of Debentures then outstanding and held by such Holder at a price equal to the sum of (A) the principal amount of Debentures then outstanding and held by such Holder multiplied by the product of
(i) the average Per Share Market Value for the five (5) Trading Days immediately preceding (1) the Conversion Date or (2) the date of payment in full by the Company of such prepayment price, whichever is greater, divided by (ii) the Conversion Price calculated on the Conversion Date plus (B) all accrued and unpaid interest and other amounts then due in respect of such Debentures; provided, however, that if the Holder has requested that the Company obtain Stockholder Approval under paragraph (1) above and the Company fails for any reason to obtain such Stockholder Approval within the time period set forth in
(1) above, the Company shall be obligated to prepay Debentures in accordance with the provisions of paragraph (2) above, and in such case the interest contemplated by the immediately succeeding sentence shall be deemed to accrue from the Conversion Date. If the Holder has requested that the Company prepay Debentures pursuant to this Section and the Company fails for any reason to pay the prepayment price under (2) above within seven days after the Conversion Date, the Company will pay interest on such prepayment price at a rate of 15% per annum to the converting Holder, accruing from the Conversion Date until the prepayment price plus any accrued interest thereon is paid in full. The entire prepayment price, including interest thereon, shall be paid in cash. "Stockholder Approval" means the approval by a majority of the total votes cast on the proposal, in person or by proxy, at a meeting of the stockholders of the Company held in accordance with the Company's Certificate of Incorporation and by-laws, of the issuance by the Company of shares of the Common Stock exceeding the Issuable Maximum as a consequence of the conversion of Debentures into the Common Stock at a price less than the greater of the book or market value on the Original Issue Date as and to the extent required pursuant to Rule 713 of the American Stock Exchange or Rule 4460(i) of the Nasdaq Stock Market (or any successor or replacement provision thereof), as applicable.

                      (iii) Maximum Conversion Shares. Notwithstanding anything to the contrary set forth herein, the Company shall not be obligated to issue in excess of 2,500,000 shares of Common Stock upon conversion of Debentures, which shares shall constitute payment in full of all accrued interest and payment of principal due on the expiration date of such Debentures, which number shall be subject to adjustment pursuant to Section 4 (but not in the event that the Debentures are accelerated in accordance herewith). Notwithstanding the foregoing,  should  the  Company  receive  either  (i) a  recommendation  of new approval of its Pre-Market Application for its Heart Laser System from the Circulatory Systems Advisory Panel (the "Panel") of the U.S. Food and Drug Administration (the "FDA"), or (ii) should the Company not receive a recommendation of approval of its Pre-Market Application for Heart Laser System from the Panel or the FDA by August 14, 1998, then the maximum number of shares of Common Stock which the Company shall be obligated to issue upon conversion of the Debentures shall be increased from 2,500,000 to 3,000,000. In accordance with the Purchase Agreement such number of shares shall be available on a pro rata basis based upon the pro rata purchase price for the Debentures paid by the Original Holders of Debentures. Shares of Common Stock issued in respect of penalties and liquidated


                                       6






damages hereunder shall not count towards the share limits referenced in this paragraph and shall be paid in cash unless otherwise agreed to by the Holders.

                  (b) Not later than three Trading Days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1 of the Purchase Agreement) representing the number of shares of the Common Stock being acquired upon the conversion of Debentures (subject to reduction pursuant to Section 4(a)(ii) hereof and Section 3.7 of the Purchase Agreement), (ii) Debentures in a principal amount equal to the principal amount of Debentures not converted; (iii) a bank check in the amount of all accrued and unpaid interest (if the Company has elected to pay accrued interest in cash), together with all other amounts then due and payable in accordance with the terms hereof, in respect of Debentures tendered for conversion and (iv) if the Company has elected to pay accrued interest in shares of the Common Stock, certificates, which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement), representing such number of shares of the Common Stock as equals such interest divided by the average Per Share Market Value for the five Trading Days immediately preceding the Conversion Date; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of the Common Stock issuable upon conversion of the principal amount of Debentures until Debentures are either delivered for conversion to the Company or any transfer agent for the Debentures or the Common Stock, or the Holder notifies the Company that such Debenture has been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith (in which case the Company shall issue a replacement Debenture in like principal amount). The Company shall, upon request of the Holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the Debentures tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, prior to the fifth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,500 for each day after such fifth Trading Day until such certificates are delivered. If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section prior to the 15th day after the Conversion Date, the Company shall, at the Holder's option (i) prepay, from funds legally available therefor at the time of such prepayment, the aggregate of the principal amount of Debentures then held by such Holder, as requested by such Holder, and (ii) pay all accrued but unpaid interest on account of the Debentures for which the Company shall have failed to issue the Common

                                       7






Stock certificates hereunder, in cash. The prepayment price shall be equal to the sum of (A) the aggregate of all accrued but unpaid interest and other non-principal amounts then payable in respect of all Debentures to be prepaid hereunder and for which prepayment hereunder is demanded, plus (B) the aggregate of the principal amount of Debentures then held by such Holder multiplied by (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (x) the Conversion Date or (y) the date of payment in full by the Company of such prepayment price, whichever is greater, divided by, (2) the Conversion Price calculated on the Conversion Date. If the Holder has requested that the Company prepay Debentures pursuant to this Section and the Company fails for any reason to pay the prepayment price within seven days after such notice is deemed delivered pursuant to Section 4(h), the Company will pay interest on the prepayment price at a rate of 15% per annum, in cash to such Holder, accruing from such seventh day until the prepayment price and any accrued interest thereon is paid in full.

                  (c) (i) The conversion price (the "Conversion Price") in effect on any Conversion Date shall be the lesser of (a) 120% of the average Per Share Market Value of the Common Stock for the ten (10) Trading Days immediately preceding the Original Issue Date (the "Initial Conversion Price") and (b) the average of the five (5) consecutive lowest Per Share Market Values for the thirty (30) Trading Days immediately preceding the Conversion Date (which such thirty (30) Trading Day period must commence on or the issue date of this Debenture); provided that, (a) if the registration statement registering the resale of the shares of Common Stock issuable upon conversion of the Debentures and payment of interest thereunder and naming the Holder as a Selling Stockholder thereunder (the "Underlying Shares Registration Statement") is not filed on or prior to the 30th day after the Original Issue Date, or (b) the Company fails to file with the Securities and Exchange Commission (the "Commission") a request for acceleration in accordance with Rule 12d1-2 promulgated under the Securities Exchange Act of 1934, as amended, within five
(5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that an Underlying Shares Registration Statement will not be "reviewed" or is not subject to further review or comment by the Commission, or (c) if the Underlying Shares Registration Statement is not declared effective by the Commission on or prior to the 90th day after the Original Issue Date, or (d) if such Underlying Shares Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities (as such term is defined in the
Registration Rights Agreement) at any time prior to the expiration of the "Effectiveness Period" (as such term as defined in the Registration Rights Agreement), without being succeeded by a subsequent Underlying Shares
Registration Statement filed with and declared effective by the Commission within 10 Business Days (as defined in Section 6), or (e) if trading in the Common Stock shall be suspended for any reason for more than three Trading Days, or (f) if the conversion rights of the Holders of Debentures hereunder are suspended for any reason (any such failure being referred to as an "Event," and for purposes of clauses (a), (c) and (f) the date on which such Event occurs, or for purposes of clause (b) the date on which such five (5) days period is exceeded, or for purposes of clause (d) the date which such 10 Business Day-period is exceeded, or for purposes of clause (e) the date on which such three Trading Day period is exceeded, being referred to as "Event Date"), the Conversion Price shall be decreased by 2.5% on the Event Date and each monthly


                                        8








anniversary thereof until the earlier to occur of the second month anniversary after the Event Date and such time as the applicable Event is cured (i.e., the Conversion Price would decrease by 2.5% as of the Event Date and 5% as of the one month anniversary of such Event Date). Commencing the second month anniversary after the Event Date, at the option of each Holder for each applicable monthly period either (a) the Company shall pay to the Holders 2.5% of the product of the principal amount of outstanding Debentures (each Holder being entitled to receive such portion of such amount as equals its pro rata portion of Debentures then outstanding), in cash or (b) the Conversion Price shall be decreased by 2.5% for each additional such month (to be effective in full on the monthly applicable Event Date) as liquidated damages, and not as a penalty on the first day of each monthly anniversary of the Event Date in either case until such time as the applicable Event is cured. Any decrease in the Conversion Price pursuant to this Section shall remain in effect notwithstanding the fact that the Event causing such decrease has been subsequently cured and further monthly decreases have ceased. The provisions of this Section are not exclusive and shall in no way limit the Company's obligations under the Registration Rights Agreement.

                      (iii) If the Company, at any time while any Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of the Common Stock, (b) subdivide outstanding shares of the Common Stock into a larger number of shares, (c) combine outstanding shares of the Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Common Stock outstanding after such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                      (iv) If the Company, at any time while any Debentures are outstanding, shall issue rights or warrants to all holders of the Common Stock (and not to Holders of Debentures) entitling them to subscribe for or purchase shares of the Common Stock at a price per share less than the Per Share Market Value of the Common Stock at the record date mentioned below, the Initial Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of the Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the


                                       9







expiration of any right or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Initial Conversion Price pursuant to this Section 4(c)(iii), if any such right or warrant shall expire and shall not have been exercised, the Initial Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Initial Conversion Price made pursuant to the provisions of this Section 4 after the issuance of such rights or warrants) had the adjustment of the Initial Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

                      (v) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of the Common Stock (and not to Holders of Debentures) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 4(c)(ii) and (iii) above), then in each such case the Initial Conversion Price at which Debentures shall thereafter be convertible shall be determined by multiplying the Initial Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                      (vi) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                      (vii) Whenever the Initial Conversion Price is adjusted pursuant to Section 4(c)(ii),(iii) or (iv), the Company shall promptly mail to each Holder of Debentures in accordance with Section 5(h), a notice setting forth the Initial Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.


                                       10







                      (viii) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder of this Debenture shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay, from funds legally available therefor at the time of such prepayment, all of its Debentures at a price equal to the sum of (i) the aggregate of the principal amount of Debentures then held by the Holder multiplied by (a) the average Per Share Market Value for the five (5) Trading Days immediately preceding (1) the effective date of the reclassification or share exchange triggering such prepayment right or (2) the date of payment in full by the Company of the prepayment price hereunder, whichever is greater, divided by (b) the Conversion Price calculated on such effective date, plus (ii) the aggregate of all accrued but unpaid interest and other amounts then payable in respect of all Debentures to be repaid hereunder. The entire redemption price shall be paid in cash, and the terms of payment of such redemption price shall be subject to the provisions set forth in Section 5(b). The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities, cash or property set forth in this Section 4(c)(vii) upon any conversion following such event. This provision shall similarly apply to successive reclassifications or share exchanges.

                           (ix)     If:

                                    A.     the Company  shall declare a dividend
                                           (or any  other  distribution)  on its
                                           Common Stock; or

                                    B.     the Company  shall  declare a special
                                           nonrecurring  cash  dividend  on or a
                                           redemption (other than redemptions of
                                           the  stock of  employees  upon  their
                                           termination  of  employment  with the
                                           Company in an aggregate amount not to
                                           exceed   $1,000,000,   calculated  by
                                           reference  to the market price of the
                                           Common  Stock  at such  time)  of its
                                           Common Stock; or

                                    C.     the  Company   shall   authorize  the
                                           granting to all holders of the Common
                                           Stock rights or warrants to subscribe
                                           for or purchase any shares of capital
                                           stock of any class or of any  rights;
                                           or


                                       11








                                    D.     the approval of any  stockholders  of
                                           the  Company  shall  be  required  in
                                           connection with any  reclassification
                                           of the Common  Stock of the  Company,
                                           any  consolidation or merger to which
                                           the  Company is a party,  any sale or
                                           transfer of all or substantially  all
                                           of the assets of the Company,  of any
                                           compulsory  share of exchange whereby
                                           the Common  Stock is  converted  into
                                           other  securities,  cash or property;
                                           or

                                    E.     the  Company   shall   authorize  the
                                           voluntary or involuntary dissolution,
                                           liquidation  or  winding  up  of  the
                                           affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders of Debentures at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or
(y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 30-day period commencing the date of such notice to the effective date of the event triggering such notice.

                  (d) If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holders (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the Holders at least 30 calendar days prior to the effective date of such action, and an Appraiser mutually acceptable to the Holders of majority in interest of the Debentures and the Company shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4), of the Conversion Price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the Holders. The determination of the Appraiser shall be final.


                                       12







                  (e) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of the Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, the sum of 3,000,000 shares of Common Stock for issuance (on a pro rata basis as described in Section 4(a)(iii) upon conversion of Debentures (taking into account the adjustments and restrictions of Section 4(c)) and payment of interest hereunder in Common Stock. The Company covenants that all shares of the Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, freely tradeable.

                  (f) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  (g) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  (h) Any and all notices or other communications or deliveries to be provided by the Holders of the Debentures hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 10 Forge Park, Franklin, MA 02038 (facsimile number (508) 581-7990, attention Chief Executive Officer with copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., attention Neil H. Aronson (facsimile number (617) 542-2241), or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder of the Debentures at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the


                                       13








principal place of business of the holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) four days after deposit in the United States mails, (iv) the Business Day following the date of mailing, if send by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

                  Section 5.   Company Conversion.

                  Provided that the average Per Share Market Value for any consecutive 30 Trading Day period commencing on the Original Issue Date exceeds the Initial Conversion Price by more than 50%, this Debenture shall be convertible in whole or in part into a number of shares of Common Stock at the Conversion Price at the option of the Company; provided, however, that the Company is not permitted to deliver a Company Conversion Notice (as defined below) within 10 days after issuing any press release or other public statement relating to such conversion or at any time when the Underlying Securities Registration Statement is not then effective or shares of Common Stock are not listed for trading. The Company shall effect such conversion by delivering to the Holder a written notice in the form attached hereto as Exhibit B (the "Company Conversion Notice"), which Company Conversion Notice, once given, shall be irrevocable. Each Company Conversion Notice shall specify the principal amount together with accrued interest of Debentures to be converted. The Company shall deliver such Company Conversion Notice at least two (2) Trading Days before the Maturity Date or the date of conversion (such date is hereinafter referred to as the "Company Conversion Date"). Upon its receipt of a Company Conversion Notice, the Holder shall surrender the principal amount of Debentures subject to such notice at the office of the Company or of any transfer agent for the Debentures or Common Stock. If the Company is converting less than the aggregate principal amount of all Debentures, the Company shall, upon conversion of the principal amount of Debentures subject to such Company Conversion Notice and receipt of the Debentures surrendered for conversion, deliver to the Holder, a replacement Debenture for such principal amount of Debentures as have not been converted. Each of a Holder Conversion Notice and a Company Conversion Notice is sometimes referred to herein as a "Conversion Notice," and each of a "Holder Conversion Date" and a "Company Conversion Date" is sometimes referred to herein as a "Conversion Date."

                  Section 6. Definitions. For the purposes hereof, the following terms shall have the following meanings:

                  "Adjustment Amount" is equal to (i) the aggregate principal amount of Debentures then outstanding multiplied by (A) the average Per Share Market Value for the five Trading Days immediately preceding (1) the applicable Trigger Date or (2) the date of payment of all amounts due as a result of such Event of Default, whichever is greater, divided


                                       14







by (B) the Conversion Price with respect to the aggregate principal amount of Debentures then outstanding calculated on the applicable Trigger Date, minus
(ii) the aggregate principal amount of Debentures then outstanding, plus all accrued and unpaid interest thereon and all other amounts due, except for those referred to in (i) above pursuant to the terms hereof.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York City or in the Province of British Columbia, Canada are authorized or required by law or other government action to close.

                  "Common Stock" means the Company's common stock, without par value, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

                  "Original Issue Date" shall mean the date of the first issuance of any Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

                  "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the American Stock Exchange or other stock exchange or quotation system on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the American Stock Exchange or any stock exchange or quotation system, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority in interest of the Debentures; provided, however, that the Company, after receipt of the determination by such appraiser, shall have the right to select an additional appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such appraiser.

                  "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated July 17, 1997, among the Company and the original holders of Debentures.


                                       15







                  "Trading Day" means (a) a day on which the Common Stock is traded on the American Stock Exchange or other stock exchange or market on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the Nasdaq SmallCap Market or any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

                  "Trigger Date" shall mean, (i) with respect to an Event of Default caused by an event described in Section 3(a), the date the payment of principal or interest at issue was due, (ii) with respect to an Event of Default caused by an event described in Section 3(b), the date specified in any other provision of this Debenture, the Purchase Agreement or the Registration Rights Agreement that require prepayment of the outstanding principal amount of this Debenture as a result of an event so contemplated, if not, the date such event becomes an Event of Default pursuant to Section 3(b), and (iii) with respect to an Event of Default caused by an event described in Section 3(c), (d), (e) and
(f), the date such event becomes an Event of Default pursuant to such Sections.

                  "Underlying Shares" means the number of shares of Common Stock into which the Debentures are convertible in accordance with the terms hereof and the Purchase Agreement.

                  Section 7. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may only voluntarily prepay the outstanding principal amount on the Debentures in accordance with Section 5 hereof.

                  Section 8. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

                  Section 9. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.


                                       16







                  Section 10. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof.

                  Section 11. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

                  Section 12. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

                  Section 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGE TO FOLLOW]


                                       17







                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.


                                        PLC SYSTEMS INC.



                                        By:________________________________
                                             Name:
                                             Title:

Attest:



By:___________________________
   Name:
   Title:

                                       18







EXHIBIT A

                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert Debenture No. [ ] into shares of Common Stock, no par value per share (the "Common Stock"), of PLC Systems Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                            ----------------------------------------------------
                            Date to Effect Conversion


                            ----------------------------------------------------
                            Principal Amount of Debentures to be Converted


                            ----------------------------------------------------
                            Number of shares of Common Stock to be Issued


                            ----------------------------------------------------
                            Applicable Conversion Price


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Name

                            ----------------------------------------------------
                            Address

The Company undertakes to promptly upon its receipt of this conversion notice (and, in any case prior to the time it effects the conversion requested hereby), notify the converting holder by facsimile of the number of shares of Common Stock outstanding on such date and the number of shares of Common Stock which would be issuable to the holder if the conversion requested in this conversion notice were effected in full, whereupon, if the Company determines that such conversion would result in it owning in excess of 4.999% of the outstanding shares of Common Stock on such date, the Company shall convert up to an amount equal to 4.999% of the outstanding shares of Common Stock and issue to the holder one or more certificates representing Debentures which have not been converted as a result of this provision.


                                       19








                                    EXHIBIT B

                                PLC SYSTEMS INC.

                              NOTICE OF CONVERSION
                         AT THE ELECTION OF THE COMPANY


The undersigned in the name and on behalf of PLC SYSTEMS INC. (the "Company") hereby notifies the addressee hereof that the Company hereby elects to exercise its right to convert the above Debenture No. [ ] into shares of Common Stock, no par value per share (the Common Stock ), of the Company according to the conditions hereof, as of the date written below. No fee will be charged to the Holder for any conversion hereunder, except for such transfer taxes, if any, which may be incurred by the Company if shares are to be issued in the name of a person other than the person to whom this notice is addressed.

Conversion calculations:
                            ----------------------------------------------------
                            Date to Effect Conversion


                            ----------------------------------------------------
                            Principal Amount of Debentures to be Converted


                            ----------------------------------------------------
                            Number of shares of Common Stock to be Issued


                            ----------------------------------------------------
                            Applicable Conversion Price


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Name:


                            ----------------------------------------------------
                            Address: